UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2006

ALLION HEALTHCARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

    0-17821                                                 11-2962027

(Commission File Number)                                     (IRS Employer Identification No.)

 1660 Walt Whitman Road, Suite 105, Melville, NY                        11747

(Address of Principal Executive Offices)                             (Zip Code)

(631) 547-6520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

    On October 6, 2006, John W. Colloton notified Allion Healthcare, Inc. (the “Company”) that he would not seek re-election to the Company’s board of directors at its 2006 annual meeting of stockholders.  Mr. Colloton cited health reasons for his decision and will continue to serve as a director of the Company until its 2006 annual meeting of stockholders.  The Company's Nominating and Governance Committee is working to identify a qualified replacement for Mr. Colloton to serve on the board of directors as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2006                          ALLION HEALTHCARE, INC.

 /s/ James G. Spencer

  By: James G. Spencer
   Its:  Chief Financial Officer